UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On February 3, 2021, Accenture plc (“Accenture”) held its 2021 annual general meeting of shareholders (the “Annual Meeting”). Accenture’s shareholders approved each of the following proposals considered at the Annual Meeting. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by Accenture’s shareholders:

Proposals		For		Against		Abstained	Broker Non-Votes
1.	To appoint the following directors:
	Jaime Ardila	456,642,860	98.36%	7,612,902	1.64%	689,118	57,205,483
	Herbert Hainer	456,009,444	98.22%	8,282,819	1.78%	652,617	57,205,483
	Nancy McKinstry	400,613,126	86.27%	63,767,442	13.73%	564,312	57,205,483
	Beth E. Mooney	463,758,347	99.87%	618,053	0.13%	568,480	57,205,483
	Gilles C. Pélisson	462,760,387	99.66%	1,570,150	0.34%	614,343	57,205,483
	Paula A. Price	451,392,668	97.20%	12,994,993	2.80%	557,219	57,205,483
	Venkata (Murthy) Renduchintala	463,830,348	99.90%	461,619	0.10%	652,913	57,205,483
	David Rowland	460,160,579	99.06%	4,381,791	0.94%	402,510	57,205,483
	Arun Sarin	451,668,401	97.28%	12,630,486	2.72%	645,993	57,205,483
	Julie Sweet	464,067,870	99.90%	481,878	0.10%	395,132	57,205,483
	Frank K. Tang	463,449,914	99.94%	297,252	0.06%	1,197,714	57,205,483
	Tracey T. Travis	450,796,707	97.08%	13,558,858	2.92%	589,315	57,205,483
2.	To approve, in a non-binding vote, the compensation of Accenture’s named executive officers	433,750,034	93.65%	29,418,205	6.35%	1,776,641	57,205,483
3.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as Accenture’s independent auditors and to authorize, in a binding vote, the Audit Committee of the Board to determine KPMG’s remuneration	507,706,212	97.48%	13,143,375	2.52%	1,300,776	—
4.	To grant the Board the authority to issue shares under Irish law	507,908,588	97.41%	13,490,071	2.59%	751,704	—
5.	To grant the Board the authority to opt-out of pre-emption rights under Irish law	517,362,476	99.24%	3,966,721	0.76%	821,166	—
6.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law	516,588,620	99.53%	2,462,571	0.47%	3,099,172	—

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 3, 2021	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary